UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 20, 2024

GD Culture Group Limited

(Exact name of Company as specified in charter)

Nevada	001-37513	47-3709051
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

22F - 810 Seventh Avenue,

New York, NY 10019

(Address of Principal Executive Offices) (Zip code)

+1-347-2590292

(Company’s Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13©(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	GDC	Nasdaq Capital Market

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 20, 2024, GD Culture Group Limited (the “Company”) held its 2024 annual meeting of stockholders (the “Annual Meeting”) at 22F - 810 Seventh Avenue, New York, NY 10019. The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 5,412,037 shares of the common stock, representing approximately 49% of the 11,167,294 shares of common stock issued and outstanding as of the record date of November 18, 2024, and therefore constituting a quorum. At the Annual Meeting, the following proposals were voted on:

1. Election of the following persons as Directors of the Company.

	FOR	WITHHOLD	Broker Non-Vote
Xiao Jian Wang	3,654,238	3,966	1,753,833
Zihao Zhao	3,654,238	3,966	1,753,833
Lei Zhang	3,654,188	4,016	1,753,833
Yun Zhong	3,654,198	4,006	1,753,833
Shuaiheng Zhang	3,654,198	4,006	1,753,833

Accordingly, Xiao Jian Wang, Zihao Zhao, Lei Zhang, Yun Zhong, and Shuaiheng Zhang has been elected as Directors of the Company.

2. Ratification of HTL International, LLC to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024.

FOR	AGAINST	ABSTAIN
5,385,803	22,427	3,807

Accordingly, HTL International, LLC has been ratified to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024.

3. Approval, by non-binding advisory vote, of the resolution approving named executive officer compensation.

FOR	AGAINST	ABSTAIN	Broker Non-Vote
3,633,423	12,060	12,721	1,753,833

Accordingly, the resolution approving named executive officer compensation has been approved by non-binding advisory vote.

4. Approval, by non-advisory vote, of the frequency of future non-binding advisory votes on resolutions approving future named executive officer compensation.

3 YEARS	2 YEARS	1 YEAR	ABSTAIN	Broker Non-Vote
3,630,413	1,610	11,800	14,381	1,753,833

Accordingly, a three-year frequency has been approved for future non-binding advisory votes on resolutions approving future named executive officer compensation.

5. Authorization to adjourn the Annual Meeting if necessary or appropriate, including to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting or adjournment or postponement thereof to approve any of the foregoing proposals.

FOR	AGAINST	ABSTAIN
5,342,540	67,192	2,305

Accordingly, adjournment of the Annual Meeting has been authorized if necessary or appropriate, including to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting or adjournment or postponement thereof to approve any of the foregoing proposals.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Index

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 26, 2024	GD Culture Group Limited

	By:	/s/ Xiao Jian Wang
	Name:	Xiao Jian Wang
	Title:	Chief Executive Officer, President and Chairman of the Board

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